SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Series Portfolios Trust
(Name of Registrant as Specified in Its Charter)
(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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HW Opportunities MP Fund

A Series of Series Portfolios Trust
615 East Michigan Avenue
Milwaukee, WI 53202

September […], 2023

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders (the “Special Meeting”) of the HW Opportunities MP Fund (the “Target Fund”), which is scheduled to be held at the offices of U.S. Bank Global Fund Services, the Target Fund’s administrator, located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 on November 3, 2023 at 10:00 a.m., Central time (11:00 a.m., Eastern time). The Target Fund is a series of Series Portfolios Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust with its principal offices located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The purpose of the Special Meeting is to seek your approval of a proposal to reorganize the Target Fund into a newly created series (the “Acquiring Fund”) of Hotchkis and Wiley Funds, an open-end management investment company organized as a Delaware statutory trust with its principal offices located at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017 (the “Reorganization”). If shareholders approve the Reorganization, it will take effect on or about November 17, 2023, or such other date as may be agreed upon by the officers of Hotchkis and Wiley Funds and the Trust. At that time, the shares of the Target Fund that you currently own would be exchanged on a tax-free basis for shares of the Acquiring Fund with the same aggregate net asset value.

The Reorganization of the Target Fund will not result in any changes to the investment objective, or any material changes to the principal investment strategies, principal risks or investment policies applicable to your investment in the Target Fund. There are no changes anticipated to be made to the Target Fund’s investment portfolio solely as a result of being reorganized into the Acquiring Fund. Hotchkis & Wiley Capital Management, LLC, the investment adviser to the Target Fund (the “Advisor”), will continue to serve as the investment adviser to the Acquiring Fund. The portfolio managers of the Target Fund will continue as the portfolio managers of the Acquiring Fund. It is expected that the Reorganization will not result in any reduction in the level or quality of advisory services that the Advisor currently provides to the Target Fund. In this regard, the terms of the investment advisory agreement for the Acquiring Fund are substantially the same as those of the investment advisory agreement in place for the Target Fund.

Consistent with the existing arrangements for the Target Fund, following the Reorganization, the Advisor will not charge an investment advisory fee to the Acquiring Fund, and the Advisor will contractually agree to reimburse the Acquiring Fund for all operating expenses incurred (except for certain excluded expenses) so that the total annual fund operating expenses of the Acquiring Fund will be 0.00%. Accordingly, both the Target Fund and the Acquiring Fund will pay zero investment advisory fees and have a net operating expense ratio of zero. The Acquiring Fund will also be distributed in the same manner as the Target Fund, as shares of the Acquiring Fund will only be offered to participants in separately managed account programs where the Advisor has an agreement with the managed account program sponsor (or directly with the participants) to provide management or advisory services to the managed account.

The Questions and Answers section that follows discusses the Reorganization. Information on the specific details and reasons for the Reorganization are contained in the enclosed Proxy Statement. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed. The Trust’s Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the Special Meeting:

•Mail: Complete and return the enclosed proxy card.
•Internet: Access the website shown on your proxy card and follow the online instructions.
•Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.
•In person: Attend the special shareholder meeting on November 3, 2023.
The Target Fund intends to hold the Special Meeting in person. However, due to COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Target Fund will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Target Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Target Fund’s proxy materials. The Target Fund plans to announce these changes, if any, at www.proxyvote.com, and encourages you to check this website prior to the Special Meeting if you plan to attend.
Thank you for your response and for your continued investment in the Fund.
Sincerely,

___________________________
Ryan L. Roell
President, Series Portfolios Trust

Questions and Answers
While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.
Q.    Why am I receiving this proxy statement?
A.    As a shareholder of the HW Opportunities MP Fund (the “Target Fund”), a series of Series Portfolios Trust (the “Trust”), a Delaware statutory trust, you are being asked to vote on a proposal to reorganize the Target Fund into a newly created series of Hotchkis and Wiley Funds (the “Acquiring Fund”), a Delaware statutory trust, pursuant to an Agreement and Plan of Reorganization (the "Proposal"). Hotchkis & Wiley Capital Management, LLC (the “Advisor”) serves as the investment adviser to the Target Fund and will serve as the investment adviser to the Acquiring Fund. As proposed, the Target Fund would reorganize into the Acquiring Fund.
The Target Fund is requesting shareholder approval of an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Target Fund, a series of the Trust, by the Acquiring Fund, a newly created series of Hotchkis and Wiley Funds, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination and dissolution of the Target Fund (together (a) and (b) are referred to as the “Reorganization”).
Under the Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for a number of shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Target Fund’s net assets being acquired, followed by a distribution of those Acquiring Fund shares to Target Fund shareholders. Shortly thereafter, the Target Fund will be completely liquidated. The Trust and Hotchkis and Wiley Funds are each an open-end investment company registered with the U.S. Securities and Exchange Commission (the “SEC”).
If the Reorganization is approved and implemented, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Acquiring Fund’s investment objective is identical to, and the principal investment strategies, principal risks and investment policies are substantially the same as, those of the Target Fund. In addition, the Advisor, which serves as the current investment adviser to the Target Fund, will continue to serve as the investment adviser to the Acquiring Fund with the same portfolio management team, and there will be no change to the existing arrangement whereby the Advisor does not charge an investment advisory fee to the Fund.
It is expected that the Reorganization will not result in any reduction in the level or quality of advisory services that the Advisor currently provides to the Target Fund. In this regard, the terms of the investment advisory agreement for the Acquiring Fund are substantially the same as those of the investment advisory agreement in place for the Target Fund.
If approved, the Reorganization is expected to take effect on or about November 17, 2023, although the date may be changed by the parties in accordance with the Agreement and Plan of Reorganization.
Q.    What is the purpose of the Reorganization?
A.    The purpose of the Reorganization of the Target Fund is to move the Target Fund from the Trust to Hotchkis and Wiley Funds. The Advisor is also the investment adviser to the Acquiring Fund and serves as the investment adviser to each of the existing series of Hotchkis and Wiley Funds. The Reorganization must be approved by the Target Fund’s shareholders in order to take place.
Q.    Will the investment objective, principal investment strategies and principal risks of the Target Fund change as a result of the Reorganization?

A.    No. There will be no changes to the investment objective, and no material changes to the principal investment strategies, or principal risks applicable to your investment in the Target Fund as a result of the Reorganization. The Advisor and portfolio management team will remain the same.
Q.    Will the advisory fee and net expenses of the Target Fund change as a result of the Reorganization?
A.    No, the Target Fund's advisory fee will not change and its net expenses are not expected to change following the Reorganization when Target Fund shareholders become Acquiring Fund shareholders. Consistent with the existing arrangements for the Target Fund, following the Reorganization, the Advisor will not charge an investment advisory fee to the Acquiring Fund, and the Advisor will contractually agree to reimburse the Acquiring Fund for all operating expenses incurred, except for certain excluded expenses, so that the total annual fund operating expenses of the Acquiring Fund will be 0.00%. Accordingly, both the Target Fund and the Acquiring Fund will pay zero investment advisory fees and have a net operating expense ratio of zero.
Specifically, the Advisor will reimburse the Acquiring Fund for its operating expenses (other than any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit the Fund’s total annual fund operating expenses to 0.00% of the Fund’s average annual net assets through August 31, 2026 (the “Expense Cap”). The Advisor may not recoup amounts it previously reimbursed pursuant to the Expense Cap in future periods.
The Expense Cap cannot be terminated prior to August 31, 2026 without the consent of the Board of Trustees of Hotchkis and Wiley Funds.
Q.    Will the distribution of the Target Fund change as a result of the Reorganization?
A.    No. The Acquiring Fund will be distributed in the same manner as the Target Fund. As is currently the case for the Target Fund, shares of the Acquiring Fund will only be offered to participants in separately managed account programs where the Advisor has an agreement with the managed account program sponsor (or directly with the participants) to provide management or advisory services to the managed account.
Q.    How will the Reorganization affect the operation of the Target Fund?
A.    Following the completion of the Reorganization, you will own shares of the Acquiring Fund. Immediately following the Reorganization, the Acquiring Fund will have the same net asset value (“NAV”) and investments as the Target Fund immediately prior to the Reorganization. The shares of each Fund are non-assessable and generally have the same legal rights with respect to voting, share redemptions and shareholder reports. The Acquiring Fund is a series of Hotchkis and Wiley Funds, which is a separate entity overseen by different officers and trustees than the Trust. Please see Exhibit B of the accompanying Proxy Statement for more information about the officers and trustees of Hotchkis and Wiley Funds. The policies and procedures of Hotchkis and Wiley Funds will apply to your holdings of Acquiring Fund shares following the Reorganization; however, there are no material differences in the valuation policies and shareholder servicing policies applicable to the Target Fund and the Acquiring Fund. The Advisor, distributor, transfer agent, and fund administrator of the Acquiring Fund are the same as those of the Target Fund, as set forth in the table below, and will not change as a result of the Reorganization. However, there are differences in other service providers, as set forth in the table below. Hotchkis and Wiley Funds and the Trust are each organized as a Delaware statutory trust.

	Target Fund	Acquiring Fund
Advisor	Hotchkis & Wiley Capital Management, LLC	Hotchkis & Wiley Capital Management, LLC
Administrator	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Fund Accountant	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	Brown Brothers Harriman & Co.
Distributor and Principal Underwriter	Quasar Distributors, LLC	Quasar Distributors, LLC
Auditor	Cohen & Company, Ltd.	Deloitte & Touche LLP
Legal Counsel	Goodwin Proctor LLP	Vedder Price P.C.

Q.    If approved, when will the Reorganization happen?
A.    If the Proposal is approved, the Reorganization is expected to close on or about November 17, 2023.
Q.    Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?
A.    No. The full value of each share (both full and fractional) of the Target Fund will be exchanged for shares of the Acquiring Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.
Q.    Will I have to pay any federal income taxes as a result of the Reorganization?
A.    The Reorganization has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify. If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Target Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a shareholder of the Target Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.
Q.    How does the Trust’s Board of Trustees recommend that I vote?
A.    After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote FOR the Proposal.
Q.    Who is eligible to vote?
A.    Any person who owned shares of the Target Fund on the “record date,” which is September 1, 2023 (even if that person has since sold those shares), is eligible to vote on the Proposal.
Q.    Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting and the Reorganization?
A.    The Advisor will bear all of the costs of the Reorganization. The fees and expenses related to the Reorganization include, but are not limited to, legal fees, auditor fees, proxy printing and mailing costs, and proxy solicitation costs. The total costs of the Reorganization are estimated to be $[…].
Q.    What vote is required to approve the Proposal?

A.    Approval of the Proposal requires the vote of the majority of the outstanding voting securities of the Target Fund. Under the Investment Company Act of 1940, as amended, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Target Fund present in person or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund entitled to vote thereon.
Q.    What will happen if the Proposal is not approved?
A.    If the Proposal is not approved, the Advisor will consider additional actions with respect to the Target Fund, including, but not limited to, further solicitations of shareholders of the Target Fund or continuing to operate the Target Fund as a series of the Trust.
Q.    What if there are not enough votes to reach a quorum by the scheduled date of the Special Meeting?
A.    If a quorum is not obtained by the scheduled Special Meeting date, the Special Meeting will be adjourned to allow more time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed materials to avoid additional delay associated with additional proxy solicitation efforts. The persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies from shareholders.
Q.    How can I cast my vote?
A.    You may vote in any of four ways:
•By telephone, with a toll-free call to the phone number indicated on the proxy card.
•By internet, by accessing the website shown on your proxy card and following the online instructions.
•By mailing in your proxy card.
•In person at the Special Meeting in Milwaukee, Wisconsin on November 3, 2023.
We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may do so using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS
HW Opportunities MP Fund
A series of Series Portfolios Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held November 3, 2023

Notice is hereby given that Series Portfolios Trust (the “Trust”) will hold a special meeting of shareholders (the “Special Meeting”) of the HW Opportunities MP Fund (the “Target Fund”) on November 3, 2023, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202 at 10:00 am Central Time.
The purpose of the Special Meeting is to consider and act upon the following proposal (the “Proposal”) and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal	Description
1
To approve the proposed Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all of the assets of the Target Fund, a series of the Trust, by HW Opportunities MP Fund (the “Acquiring Fund”), a newly organized series of Hotchkis and Wiley Funds, a Delaware statutory trust, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Fund (together (a) and (b) are referred to as the “Reorganization”).

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the Proposal.
Shareholders of record of the Target Fund at the close of business on the record date, September 1, 2023, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponements thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about September 29, 2023, to such shareholders of record.
The Target Fund intends to hold the Special Meeting in person. However, due to COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Target Fund will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Target Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Target Fund’s proxy materials. The Target Fund plans to announce these changes, if any, at www.proxyvote.com, and encourages you to check this website prior to the Special Meeting if you plan to attend.
By Order of the Board of Trustees,

/s/ Adam W. Smith

Adam W. Smith
Secretary of Series Portfolios Trust
Milwaukee, Wisconsin
September […], 2023

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY
Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the internet voting instructions found on the enclosed proxy card, the touch-tone telephone voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

HW Opportunities MP Fund
A Series of Series Portfolios Trust
PROXY STATEMENT
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SPECIAL MEETING OF SHAREHOLDERS
November 3, 2023

Introduction
This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the HW Opportunities MP Fund (the “Target Fund”) to be held on November 3, 2023 (the “Special Meeting”). The purpose of the Special Meeting is to seek shareholder approval of (i) an Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all of the assets of the Target Fund by HW Opportunities MP Fund (the “Acquiring Fund”), a newly organized series of Hotchkis and Wiley Funds, a Delaware statutory trust, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Fund (together (a) and (b) are referred to as the “Reorganization”)((i) is referred to as the “Proposal”); and (ii) to transact such other business as may be properly brought before the Special Meeting.
Shareholders of record at the close of business on the record date, established as September 1, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponements thereof. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about September 29, 2023.
The Reorganization of the Target Fund will not result in any change to the investment objective, or any material changes to the principal investment strategies, principal risks or investment policies of the Target Fund. There are no changes anticipated to be made to the Target Fund’s portfolio solely as a result of being reorganized into the Acquiring Fund. Hotchkis & Wiley Capital Management, LLC, the investment adviser to the Target Fund (the “Advisor”), will continue to serve as the investment adviser to the Acquiring Fund. The portfolio managers of the Target Fund will continue as the portfolio managers of the Acquiring Fund. Consistent with the existing arrangements for the Target Fund, following the Reorganization, the Advisor will not charge an investment advisory fee to the Acquiring Fund and the Advisor will contractually agree to reimburse the Acquiring Fund for all operating expenses incurred (except for certain excluded expenses) so that the total annual fund operating expenses of the Acquiring Fund will be 0.00%. Accordingly, both the Target Fund and the Acquiring Fund will pay zero investment advisory fees and have a net operating expense ratio of zero. The Acquiring Fund will also be distributed in the same manner as the Target Fund, as shares of the Acquiring Fund will only be offered to participants in separately managed account programs where the Advisor has an agreement with the managed account program sponsor (or directly with the participants) to provide management or advisory services to the managed account.

Important Notice Regarding the Availability of Proxy Materials
for the Special Shareholder Meeting to be Held on November 3, 2023:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at www.proxyvote.com.
Please read the proxy statement before voting on the Proposal. If you need additional copies of this proxy statement or proxy card, please first contact the Advisor at (213) 430-1000 or Broadridge Financial Solutions, Inc. (“Broadridge”) at the number listed on your proxy card. Additional copies of this proxy statement will be delivered to you promptly upon request.
The Prospectus and Statement of Additional Information of the Target Fund are incorporated herein by reference. You may obtain a copy of the Target Fund’s Prospectus, Statement of Additional Information, and most recent annual report and semi-annual report, including financial statements and schedules, at no charge and upon request by contacting the Trust at 888-458-1963 or writing to the HW Opportunities MP Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. All of these documents are also available at no charge at the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

SUMMARY OF THE REORGANIZATION

Background
Hotchkis & Wiley Capital Management, LLC (the “Advisor”), the investment adviser to the Target Fund and Acquiring Fund, believes the Reorganization is in the best interests of the Target Fund and its shareholders and recommended the Reorganization to the Board of Trustees of the Trust. The Advisor presented information to the Board of Trustees of the Trust, including the Trustees who are not “interested person” of the Advisor or the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), seeking approval of the proposed Reorganization, whereby the Acquiring Fund (a newly established series of Hotchkis and Wiley Funds) will acquire all of the assets and liabilities of the Target Fund, in exchange for shares of the Acquiring Fund, which the Target Fund would in turn distribute pro rata to its shareholders, in complete liquidation and dissolution of the Target Fund. As a result of the Reorganization, the Target Fund would reorganize into the Acquiring Fund and each Target Fund shareholder would become a shareholder of the Acquiring Fund. The Advisor will continue to serve as investment adviser to the Acquiring Fund. After careful consideration, based on the recommendation of the Advisor, the Board of Trustees of the Trust has approved the Reorganization and recommends that shareholders of the Target Fund approve the Proposal. In approving the Reorganization, the Board of Trustees of the Trust determined that the proposed Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization.
Reasons for the Reorganization
The Target Fund is currently a series of the Trust, which is a multiple series trust that offers a number of portfolios managed by separate unaffiliated investment advisers. The Advisor currently serves as investment adviser to each series of Hotchkis and Wiley Funds, a Delaware statutory trust composed of 10 mutual funds, excluding the Acquiring Fund. The primary purpose of the Reorganization is to transfer the Target Fund from the Trust to the Hotchkis and Wiley Funds family. In order to reorganize the Target Fund into a series of Hotchkis and Wiley Funds, a substantially identical fund, the Acquiring Fund, which is also named the “HW Opportunities MP Fund,” has been created as a new series of Hotchkis and Wiley Funds. The Advisor represented to the Board of Trustees of the Trust that the Reorganization offers several potential benefits to the Target Fund, including that the Advisor believes the Reorganization will enable the Advisor to continue to manage the Target Fund by reducing the amount of expenses the Advisor is required to reimburse due to the estimated lower gross operating expenses the Acquiring Fund is expected to incur as a series of the Hotchkis and Wiley Funds. In addition, there are a number of administrative and operational efficiencies for the Target Fund by being under the Hotchkis and Wiley Funds, including streamlined reporting, compliance, regulatory filings and other administrative tasks. The consolidation of these services into a single platform will also promote a more efficient allocation of Advisor resources with respect to the Acquiring Fund as it will no longer be on a separate platform from the remainder of other series of the Hotchkis & Wiley Funds.
Board Considerations in Approving the Reorganization
The Advisor presented the proposed Reorganization to the Board of Trustees of the Trust for consideration and approval at a meeting held on August 16, 2023. In advance of the meeting, the Board of Trustees of the Trust requested and received detailed information regarding the Reorganization. After reviewing and evaluating this information, including the factors summarized below and other information in this proxy statement, as well as information gained from the Board’s ongoing oversight of the Target Fund and the Advisor, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved the Reorganization. In approving the Reorganization, the Board, including all of the Independent Trustees, determined that the proposed Reorganization was in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors. In reviewing the Reorganization, the Independent Trustees were assisted by independent legal counsel.
In approving the Reorganization, the Board of Trustees of the Trust considered all factors deemed pertinent in its business judgment, including the following:
•The Advisor represented to the Trustees that the Reorganization offers several potential benefits to the Target Fund, including those described above under “Reasons for the Reorganization”.
•The investment objective of the Target Fund and the Acquiring Fund are identical,
•The principal investment strategies, principal risks and investment policies of the Target Fund and the Acquiring Fund are substantially similar.
•The Advisor is the investment adviser of both the Target Fund and the Acquiring Fund, and the Acquiring Fund will be managed by the same portfolio management team that currently manages the Target Fund.
•The terms of the investment advisory agreement for the Acquiring Fund are substantially the same as those of the investment advisory agreement in place for the Target Fund. The Advisor represented that the Reorganization will not result in any reduction in the level or quality of advisory services that the shareholders of the Acquiring Fund will receive compared to the advisory services they currently receive as shareholders of the Target Fund.
•Following the Reorganization, the Advisor will not charge an investment advisory fee to the Acquiring Fund, and the Advisor will contractually agree to reimburse the Acquiring Fund for all operating expenses incurred (except for certain excluded expenses) so that the total annual fund operating expenses of the Acquiring Fund will be 0.00%. The Advisor’s contractual expense reimbursement agreement will remain in effect until at least August 31, 2026, unless the Board of Trustees of Hotchkis and Wiley Funds approves its earlier termination.
•The Acquiring Fund will have a lower total gross operating expense ratio (before fee waivers and expense reimbursements) as compared to the Target Fund.
•The Acquiring Fund will be distributed in the same manner as the Target Fund, as shares of the Acquiring Fund will only be offered to participants in separately managed account programs where the Advisor has an agreement with the managed account program sponsor (or directly with the participants) to provide management or advisory services to the managed account.
•The Reorganization is intended to be a tax-free reorganization.
•The Advisor represented that the Reorganization will not dilute the interests of the existing shareholders of the Target Fund because the Target Fund shareholders will receive shares of the Acquiring Fund with the same aggregate NAV as their Target Fund shares at the time of the Reorganization.
•The Trustees considered the terms and conditions of the Agreement.
•The Advisor will pay all costs associated with the Reorganization.
•The Target Fund’s portfolio would not be repositioned in connection with the Reorganization.
•The Acquiring Fund will be served by a new Board of Trustees that is only responsible for overseeing a family of funds exclusively containing mutual funds managed by the Advisor. The Trustees reviewed information provided by the Advisor regarding the background and experience of the members of the Board of Trustees of Hotchkis and Wiley Funds.

•The Advisor believes that the Reorganization provides a better resolution for the Target Fund as compared to other options, such as maintaining the Target Fund as a series of the Trust.
•Shareholders of the Target Fund have the ability to redeem their shares of the Target Fund prior to the Reorganization without incurring a sales charge, if they do not wish to participate in the Reorganization and become shareholders of the Acquiring Fund.
•The Acquiring Fund has the same third-party service providers as the Target Fund, except for its custodian and independent registered public accounting firm. The Advisor represented that it expects that the Acquiring Fund’s third-party service providers will provide the same high-quality services that they provide to the Target Fund and the other funds in the Hotchkis and Wiley Funds family.
•The Reorganization is expected to result in some potential benefits to the Advisor, including cost savings. As a result, the Advisor will benefit from reimbursing less expenses for the Acquiring Fund under the contractual expense reimbursement arrangement after the closing of the Reorganization.
The Board of Trustees of the Trust unanimously recommends that shareholders vote in favor of the Proposal.
Comparison of Fees and Expenses
The following chart describes the fees and expenses associated with holding the Target Fund and Acquiring Fund shares. In particular, the chart compares the fee and expense information for the shares of the Target Fund as of the most recently completed fiscal year ended June 30, 2023, and the pro forma fees and expenses of shares of the Acquiring Fund following the Reorganization. Note that until the Reorganization is complete, the Acquiring Fund is a shell fund which holds no assets. Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.
Shareholders should be aware that, as shown under “Management fees” in the table below, the Advisor does not currently charge an investment advisory fee for investment advisory services to the Target Fund and, following the Reorganization, the Advisor will not charge an investment advisory fee to the Acquiring Fund. However, Fund shares are, and following the Reorganization will be, only offered to participants in separately managed account programs who pay fees to program sponsors for the costs and expenses of the programs, including fees for investment advice, custody and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to an investment strategy managed or advised by the Advisor, the Advisor typically receives a fee from the program sponsor for providing such management or advisory services to the managed account, including with respect to assets that may be invested in the Fund. In certain cases, a program participant will pay a fee for investment advice directly to the Advisor in its capacity as manager to the participant’s managed account.
The Advisor has contractually agreed to reimburse the Fund for its operating expenses (other than any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit the Fund’s total annual fund operating expenses to 0.00% of the Fund’s average annual net assets through August 31, 2026 (the “Expense Cap"). The Advisor may not recoup amounts it previously reimbursed pursuant to the Expense Cap. This arrangement cannot be terminated prior to August 31, 2026 without the consent of the Board of Trustees.

Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring Fund (Pro Forma)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(1)	0.00%	0.00%
Distribution and service (Rule 12b-1) fees	None	None
Shareholder servicing fee	0.00%	0.00%
Other expenses(2)	0.74%	0.36%
Total annual fund operating expenses(1)	0.74%	0.36%
Expense reimbursement(3)	-0.74%	-0.36%
Total annual fund operating expenses after expense reimbursement	0.00%	0.00%

(1)     The Advisor does not charge a management fee for advisory services to the Fund. Shareholders should be aware, however, that the Fund is, and following the Reorganization will be, an integral part of separately managed account programs, and the Advisor and its affiliates will be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services.
(2)     Other expenses are based on estimated amounts for the current fiscal year for the Acquiring Fund.
(3)     The Advisor has agreed to reimburse 100% of the Fund’s operating expenses (other than certain excluded expenses, including acquired fund fees and expenses, front-end or contingent deferred loads, taxes, leverage interest, brokerage fees, expenses incurred in connection with any merger or reorganization and extraordinary expenses) (the “Expense Cap”). The Advisor may not recoup amounts previously reimbursed pursuant to the Expense Cap in future periods. Following the Reorganization, this arrangement cannot be terminated with respect to the Acquiring Fund prior to August 31, 2026, without the consent of the Board of Trustees of Hotchkis and Wiley Funds.
Example
The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund after giving effect to the Reorganization. The expenses used in the Example for the Target Fund are based on operating expenses of the Target Fund for the 12-month period ended June 30, 2023. The expenses used in the Example for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the same period, assuming the Reorganization had occurred prior to the start of the year. The Example assumes that you invest $10,000 in the Fund and then hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same (taking into account the Expense Cap for the first two years only). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund	$0	$162	$338	$849
Acquiring Fund (Pro Forma)	$0	$41	$128	$383

Performance
Upon completion of the Reorganization, the Target Fund will be reorganized into the Acquiring Fund which will receive the assets and assume the liabilities of the Target Fund. The Target Fund will be the accounting survivor of the Reorganization, and the Acquiring Fund will assume the performance history of the Target Fund at the completion of the Reorganization. The following bar chart and table show changes in the Target Fund’s performance from year to year and how the Target Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund or Acquiring Fund will perform in the future. The Acquiring Fund has no performance history since it will commence operations after the Reorganization is consummated. The Acquiring Fund will adopt the financial statements and the performance history of the Target Fund. Updated performance information is available on the Target Fund’s website at https://hwcm.onlineprospectus.net/HWCM/HOMPX or by calling the Target Fund toll-free at 888-458-1963.
Calendar Year Returns as of December 31

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
10.00%
20.00%
34.15%
-5.22%
2021
2022

During the period shown in the bar chart, the best performance for a quarter was 19.92% (for the quarter ended March 31, 2021), and the lowest return for a calendar quarter was -17.67% (quarter ended June 30, 2022). The Target Fund’s calendar year-to-date performance as of June 30, 2023 was 11.88%.

Average Annual Total Return as of December 31, 2022
	1 Year	Since Inception (December 30, 2020)
Return Before Taxes	-5.22%	12.67%
Return After Taxes on Distributions	-5.74%	12.10%
Return After Taxes on Distributions and Sale of Fund Shares	-2.89%	9.66%
Russell 3000¤ Value Index (reflects no deduction for fees, expenses or taxes)	-7.98%	8.09%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

COMPARISON OF INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS, AND INVESTMENT RESTRICTIONS

The investment objective of the Target Fund and the Acquiring Fund are identical, and the principal investment strategies, principal risks and investment policies of the Target Fund and the Acquiring Fund are substantially similar. The fundamental investment restrictions of the Target Fund and the Acquiring Fund are substantially the same. The Acquiring Fund is newly organized and will commence operation upon consummation of the Reorganization. The investment objectives, principal investment strategies and risks are discussed in more detail below. (For purposes of comparison, hereinafter the Target Fund and the Acquiring Fund may each be referred to as the “Fund,” and together as the “Funds.”)
Comparison of Investment Objectives
The investment objective of each Fund is capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval upon prior written notice to shareholders.
Comparison of Principal Investment Strategies
The following chart discloses the principal investment strategies of the Funds. The principal investment strategies of the Funds are substantially similar. Although the Target Fund and the Acquiring Fund disclose certain similar principal investment strategies with different levels of detail and using different wording or terminology, such differences do not result in any substantive difference between the way the Target Fund has been managed and the way the Acquiring Fund will be managed.

HW Opportunities MP Fund Principal Investment Strategies
Target Fund (series of the Trust)	Acquiring Fund (series of Hotchkis and Wiley Funds)

The Fund normally invests in equity securities, such as common stocks and preferred stocks of any size market capitalization, and investment grade and high yield (“junk bonds”) fixed income securities. The Advisor selects companies that it believes have strong capital appreciation potential. The Fund also intends to invest a significant portion of its assets in companies in the financial sector. The Fund may invest in foreign (non-U.S.) securities. The Fund’s investments in foreign securities may be direct investments or in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund normally invests in equity securities, such as common stocks, preferred stock and convertible securities of any size market capitalization. The Fund may invest in investment grade and high yield (“junk bonds”) fixed income securities from time to time. The Advisor selects companies that it believes have strong capital appreciation potential. The Fund also intends to invest a significant portion of its assets in companies in the financial sector. The Fund may invest in foreign (non-U.S.) securities. The Fund’s investments in foreign securities may be direct investments or in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure. The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund seeks to invest in companies that the Advisor believes has future prospects that are misunderstood or not fully recognized by the market. The Advisor employs a fundamental value investing approach which seeks to exploit market inefficiencies. To identify these investment opportunities, the Advisor employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research, focusing on investment parameters such as a company’s tangible assets and sustainable cash flow. As part of the Advisor’s investment process, the investment team evaluates the general and industry-specific Environmental, Social, and Governance (“ESG”) factors that the Advisor believes to be the most financially material to a company’s short-, medium-, and long-term enterprise value. The Advisor believes this evaluation contributes to its overall analysis of a company’s value creation for shareholders and future financial performance. This analysis does not automatically result in including or excluding specific securities, but it is used by the Advisor as an additional input in its investment process.

The Fund seeks to invest in companies that the Advisor believes has future prospects that are misunderstood or not fully recognized by the market. The Advisor employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Advisor employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research, focusing on investment parameters such as a company’s tangible assets and sustainable cash flow. The Fund may also use futures, options, swaps and other derivatives (a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index) as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash. As part of the Advisor’s investment process, the investment team evaluates the general and industry-specific Environmental, Social, and Governance (“ESG”) factors that the Advisor believes to be the most financially material to a company’s short-, medium-, and long-term enterprise value. The Advisor believes this evaluation contributes to its overall analysis of a company’s value creation for shareholders and future financial performance. This analysis does not automatically result in including or excluding specific securities, but it is used by the Advisor as an additional input in its investment process.

With the exception of maintaining the Fund’s status as a non-diversified fund, the Advisor does not employ predetermined rules for sales; rather, the Advisor evaluates each sell candidate based on the candidate’s specific risk and return characteristics, which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines. The Advisor also may engage in active and frequent trading of the Fund’s securities in order to achieve its investment objective.
The Advisor does not employ predetermined rules for sales; rather, the Advisor evaluates each sell candidate based on the candidate’s specific risk and return characteristics, which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. The Advisor also may engage in active and frequent trading of the Fund’s securities in order to achieve its investment objective.

Comparison of Principal Risks
The Funds are subject to substantially similar investment risks because the Funds have identical investment objectives and substantially similar principal investment strategies and policies. Although the Target Fund and the Acquiring Fund disclose certain similar principal investment risks with different levels of detail and using different wording or terminology, such differences do not result in any substantive difference between the principal risks applicable to an investment in the Target Fund and the Acquiring Fund.
As with any mutual fund, there are risks to investing. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Remember, in addition to possibly not achieving your investment goals you could lose all or a portion of your investment in a Fund over short or even long periods of time. Each risk summarized below is considered a “principal risk” of investing in the Fund. The main risks of investing in each Fund are as follows:

HW Opportunities MP Fund Principal Investment Risks
Target Fund (series of the Trust)	Acquiring Fund (series of Hotchkis and Wiley Funds)

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions. For example, the novel coronavirus (COVID-19), which was first reported in China in December 2019, resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business closings, and disruptions to supply chains and customer activity as well as the widespread shutdown of large sections of world economies. Adverse market events, such as the foregoing, could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance, and overall prevent the Fund from implementing its investment strategies and achieving its investment objective.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general economic, political or financial market conditions, such as the general outlook for corporate earnings, rates of economic growth and employment, and monetary policy, interest rates, inflation, and currency rates. Adverse market events or investor sentiment may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, financial crises, recessions, or other events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk. The Fund may invest in companies of any size market capitalization. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Fixed Income Securities Risk. Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk.

Fixed Income Securities Risk. Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk, income risk, and call risk.

Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark. The Advisor does not seek to replicate the performance of any index.

Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark. The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk. The Fund intends to invest a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Financial Sector Risk. The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financial sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financial sector companies held by the Fund.

Security Selection Risk. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant deviation relative to its benchmark.
Security Selection Risk. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark.

Non-Diversification Risk. The Fund is non-diversified under federal securities laws, meaning the Fund can invest a greater portion of its assets in the securities of any one issuer than can a diversified fund. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

Non-Diversification Risk. The Fund is non-diversified under federal securities laws, meaning the Fund can invest a greater portion of its assets in the securities of any one issuer than can a diversified fund. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.
Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country.
Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Currency Risk. If the Fund invests directly in foreign (non-US) currencies or in securities that trade in, and receive revenues in, foreign (non-US) currencies, or in derivatives that provide exposure to foreign (non-US) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

American Depositary Receipts and Global Depositary Receipts Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

ADR and GDR Risk. American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities and/or the Fund may sell at a time or price that is not advantageous in order to meet redemption requests. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer which may be magnified in a rising interest rate environment or other circumstances where redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to meet redemption requests in extreme conditions and may be unable to achieve its desired level of exposure to a certain asset class or sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security. Either outcome could adversely affect Fund performance. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities and/or the Fund may sell at a time or price that is not advantageous in order to meet redemption requests. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer which may be magnified in a rising interest rate environment or other circumstances where redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to meet redemption requests in extreme conditions and may be unable to achieve its desired level of exposure to a certain asset class or sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

High Yield Risk. The Fund’s investments in high yield securities (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

High Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Credit Ratings and Unrated Securities Risks. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Credit Ratings and Unrated Securities Risks. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

ESG Risk. Applying ESG criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG criteria. The Fund’s incorporation of ESG considerations may affect its exposure to certain sectors and/or types of investments, and may adversely impact the Fund’s performance depending on whether such sectors or investments are in or out of favor in the market.

ESG Risk. Incorporation of ESG factors into the Fund's investment process may cause the Fund to make different investments, and result in different exposures to various issuers and industries, than funds that do not incorporate such considerations into their strategy or investment processes. This may affect the Fund's performance depending on whether certain investments are in or out of favor, and the Fund's investment performance could be different compared to funds that do not incorporate ESG considerations

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Newer Fund Risk. As of the date of this Prospectus, the Fund has a limited operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.	Newer Fund Risk. As of the date of this Prospectus, the Fund has a limited operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Not Separately Disclosed.
Derivatives Risk. A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash. The Fund’s use of derivative instruments (such as futures, swaps and structured securities) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.

Not Separately Disclosed.
Income Risk. The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates. If the income is reduced, distributions by the Fund to shareholders may be less.

Not Separately Disclosed.
Portfolio Turnover Rate Risk. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by the Fund. In addition, the Fund may realize significant short-term and long-term capital gains if portfolio turnover rate is high, which will result in taxable distributions to investors that may be greater than those made by other funds with lower portfolio turnover rates.

Comparison of Fundamental Investment Restrictions
The following are comparisons of the fundamental investment restrictions of the Target Fund and the Acquiring Fund. A “fundamental” investment restriction is one that may not be changed by the fund’s board of trustees without shareholder approval. There are differences in the language of the fundamental investment restrictions of the Target Fund and the Acquiring Fund attributable primarily to the fact that the Target Fund is part of the Trust and the Acquiring Fund is part of the Hotchkis and Wiley Funds. In addition, the Target Fund has a fundamental investment restriction regarding industry concentration in its investments, whereas the Acquiring Fund does not, and the Acquiring Fund has a fundamental investment restriction regarding investments for the purpose of exercising control or management, whereas the Target Fund does not. However, because the Target Fund and Acquiring Fund have substantially similar investment strategies and policies, the Acquiring Fund anticipates that the differences in fundamental investment restrictions will have no substantive effect on the way in which the Acquiring Fund’s portfolio is managed.

HW Opportunities MP Fund
Target Fund (series of the Trust)	Acquiring Fund (series of Hotchkis and Wiley Funds)

Except as noted, the Fund may not:
The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	Make loans except to the extent permitted by the 1940 Act, and any regulations, interpretations or exemptive or other relief granted thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank in amounts not exceeding 33 1/3% of its total assets (including borrowings) and pledge its assets to secure such borrowings.

The Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

The Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) tax-exempt obligations of state or municipal governments and their political subdivisions; (iii) securities of other investment companies; and (iv) repurchase agreements.	No corresponding fundamental investment restriction.

The Fund may not purchase or sell real estate, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
The Fund may not buy or sell commodities or commodity (futures) contracts, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

No corresponding fundamental investment restriction.	Make investments for the purpose of exercising control or management.

MANAGEMENT OF THE FUND

The Advisor
The Advisor, located at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704, is the Target Fund’s investment adviser and will serve as the Acquiring Fund’s investment adviser. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor’s predecessor entity was organized as an investment adviser in 1980. As of June 30, 2023, the Advisor had approximately $30 billion in investment company and other portfolio assets under management. The Advisor makes decisions with respect to the investment of the Target Fund’s assets and the purchase and sale of securities and other investments for the Target Fund’s portfolio.
The Advisor serves as the investment adviser to the Target Fund pursuant to an Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Target Fund (the “Target Fund Advisory Agreement”). Following the Reorganization, the Advisor will serve as the investment adviser to the Acquiring Fund pursuant to an investment advisory agreement between the Advisor and Hotchkis and Wiley Funds, on behalf of the Acquiring Fund (the “Acquiring Fund Advisory Agreement”). Under each Advisory Agreement, the Advisor does not charge an investment advisory fee for investment advisory services to the Fund, and the Fund does not pay any investment advisory fees to the Advisor.
In addition, the Advisor has contractually agreed to reimburse the Target Fund for all operating expenses incurred so that the total annual fund operating expenses of the Target Fund (excluding any acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) will be 0.00% (the “Expense Cap”). The Advisor has agreed to maintain the Expense Cap for the Acquiring Fund following the Reorganization, so the total annual fund operating expenses of the Acquiring Fund will be 0.00% after the Reorganization. The Advisor may not recoup amounts previously reimbursed pursuant to the Expense Cap in future periods.
Portfolio Managers
The portfolio managers for the Target Fund and the Acquiring Fund will remain the same. The investment process employed by the portfolio managers will be the same for the Target Fund and the Acquiring Fund. The Advisor’s process is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Advisor’s investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for the Target Fund and the Acquiring Fund are generated by the Advisor’s investment team. The Advisor has identified the portfolio managers with the most significant responsibility for the Target Fund’s and Acquiring Fund’s portfolio. The list does not include all members of the investment team. Each of the portfolio managers have managed the Target Fund since its inception in 2020.
The investment process is team driven where each portfolio manager participates in the investment research review and decision-making process for the Target Fund and the Acquiring Fund.

Investment team member	Primary Role	Title and Recent Biography
George H. Davis, Jr.	Jointly and primarily responsible for day-to-day management of the Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.
Executive Chairman (since 2021) and Portfolio Manager (since 2001) of Advisor; Chief Executive Officer of Advisor (2001-2021); joined Advisor’s predecessor in 1988 as an equity analyst and became portfolio manager in 1989.

David Green, CFA	Jointly and primarily responsible for day-to-day management of the Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.	Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1997 as portfolio manager.

SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the material terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.
The Reorganization
•The Reorganization is scheduled to occur on or about November 17, 2023 (the “Closing Date”). The Target Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume the Target Fund’s liabilities, as contemplated under the Agreement. The Target Fund then will be liquidated and terminated.
•Shareholders of the Target Fund will receive shares of the Acquiring Fund as a result of the Reorganization.
•Shareholders of the Target Fund will receive shares of the Acquiring Fund that are equal in aggregate value to the shares of the Target Fund that those shareholders held immediately prior to the effective time of the Reorganization. Therefore, on the Closing Date, the Target Fund shareholder will hold shares of the Acquiring Fund in amounts equal to the aggregate value of the shares of the Target Fund that the shareholder held immediately prior to the Reorganization.
•No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee by the Fund will be charged with respect to the shares issued in the Reorganization.
•The Advisor acts as the investment adviser to the Target Fund and the Acquiring Fund. The portfolio management team for the Acquiring Fund will be the same as the portfolio management team for the Target Fund. The Target Fund and the Acquiring Fund have identical investment objectives, and substantially similar principal investment strategies and policies and principal risks.
•Based upon an opinion of counsel, the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder or by the Target Fund or the Acquiring Fund. The Reorganization will not take place unless both Funds involved in the Reorganization receive a favorable tax opinion from Vedder Price P.C. as to the United States federal income tax consequences of the Reorganization (see Section 8.7 of the Agreement).
Agreement and Plan of Reorganization
The shareholders of the Target Fund are being asked to approve the Agreement substantially in the form attached as Exhibit A. The description of the Agreement contained herein includes certain material provisions of the Agreement.
Determination of Net Asset Value. If the Reorganization is approved, the Acquiring Fund will issue to the Target Fund the number of the Acquiring Fund’s shares, including fractional shares, with an aggregate value equal to the aggregate value of the Target Fund’s shares. All Target Fund shares delivered to the Acquiring Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. The aggregate value of the Acquiring Fund’s shares to be so credited to the Target Fund’s shareholders shall be equal to the aggregate value of the Target Fund’s shares owned by the Target Fund’s shareholders on the Closing Date.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction or waiver of certain conditions, including the Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections VI and VII of the Agreement). The obligations of the Acquiring Fund and the Target Fund are subject to the approval of the Agreement by the necessary vote of the outstanding shares of the Target Fund with respect to the Reorganization. Each Fund’s obligations are also subject to the receipt of a favorable opinion of Vedder Price P.C. as to the United States federal income tax consequences of the Reorganization (see Section 8.7 of the Agreement).
Termination of the Agreement. The Board of Trustees of the Trust or the Board of Trustees of Hotchkis and Wiley Funds may terminate the Agreement (even if the shareholders of the Target Fund have already approved it) at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board of Trustees, make proceeding with the Plan not in the best interests of the Target Fund or the Acquiring Fund, respectively. The Agreement may also be terminated by the mutual agreement of the parties.

ACTIONS BY SOLE INITIAL SHAREHOLDER OF THE ACQUIRING FUND

The 1940 Act generally requires that shareholders of a mutual fund approve the fund’s investment advisory agreement and ratify the trustees’ selection of an independent accountant for the fund. Those requirements apply to all new mutual funds, including the Acquiring Fund. If shareholders of the Target Fund approve the proposed Reorganization, they will effectively be approving the Acquiring Fund Advisory Agreement and ratifying the selection of the independent registered public accountant for the Acquiring Fund.
Technically, this approval and ratification will be accomplished by a vote of the Advisor (or its affiliate), as the sole initial shareholder of the Acquiring Fund prior to the Closing. The Board of Trustees of Hotchkis and Wiley Funds has approved the Acquiring Fund Advisory Agreement on substantially the same terms as the Target Fund Advisory Agreement and has appointed Deloitte & Touche LLP as auditor for the Acquiring Fund.

OTHER SERVICE PROVIDERS

The following is a list of principal service providers for the Target Fund and the Acquiring Fund:

Service	Target Fund	Acquiring Fund
Distributor	Quasar Distributors, LLC 111 E. Kilbourn Ave., Ste. 2200 Milwaukee, WI 53202	Quasar Distributors, LLC 111 E. Kilbourn Ave., Ste. 2200 Milwaukee, WI 53202
Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Custodian	U.S. Bank National Association 1555 N. River Center Drive, Ste. 302 Milwaukee, WI 53212	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110
Independent Auditors	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, WI 53202	Deloitte & Touche LLP 695 Town Center Drive, Suite 1000 Costa Mesa, CA 92626

Fund Administration Servicing Agreement

U.S. Bancorp Fund Services, LLC (“Fund Services”), 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator to the Target Fund and will serve as the administrator to the Acquiring Fund.
Transfer Agent and Fund Accountant
Fund Services acts as the Target Fund’s and the Acquiring Fund’s transfer agent and dividend disbursing agent. Fund Services also serves as fund accountant for the Target Fund and will serve as fund accountant for the Acquiring Fund.
Custodian
Custody services for the Target Fund are provided by U.S. Bank National Association, Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212. As custodian, U.S. Bank National Association controls all securities and cash for the Target Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Target Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Target Fund. Fund Services and U.S. Bank National Association are affiliates. Custody services for the Acquiring Fund will be provided by Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110.
Distributor
Quasar Distributors, LLC (the “Distributor”), 111 E. Kilbourn Ave., Ste. 2200, Milwaukee, Wisconsin 53202, serves as the Target Fund’s Distributor in connection with the continuous offering of the Fund’s shares on a best efforts and no-load basis pursuant to a Distribution Agreement. The Distributor is registered with the Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The Distributor will serve in the same role for the Acquiring Fund.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm to the Target Fund. Cohen performs an annual audit of the Target Fund and reports on the Target Fund’s annual financial statements and reviews certain regulatory reports and the Target Fund’s federal income tax returns.
Deloitte & Touche LLP has been appointed to serve as the independent registered public accounting firm for the Acquiring Fund, whose services will include auditing the Fund’s financial statements and the performance of related tax services.
Legal Counsel to the Funds
Goodwin Procter LLP, 1900 N Street, NW, Washington, DC 20036, serves as legal counsel to the Target Fund and the Independent Trustees of the Trust. Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, serves as legal counsel to the Acquiring Fund and Hotchkis and Wiley Funds, and also serves as independent legal counsel to the independent trustees of the Hotchkis and Wiley Funds.

EXPENSES OF THE REORGANIZATION

The Advisor will incur all costs of the Reorganization. The fees and expenses related to the Reorganization include, but are not limited to, legal fees, auditor fees, proxy printing and mailing costs, and proxy solicitation costs. The total costs of the Reorganization are estimated to be […].

CERTAIN INFORMATION ABOUT THE TRUSTEES AND OFFICERS

Following the completion of the Reorganization, the operations of the Acquiring Fund will be overseen by the Board of Trustees of Hotchkis and Wiley Funds. The business of Hotchkis and Wiley Funds is managed under the direction of the Board of Trustees of Hotchkis and Wiley Funds in accordance with its governing documents, which have been filed with the SEC. The Board of Trustees of Hotchkis and Wiley Funds currently consists of six Trustees, five of whom are not “interested persons” of Hotchkis and Wiley Funds as defined under the 1940 Act. Additional information about each of the current Trustees and officers of Hotchkis and Wiley Funds may be found in Exhibit B to this Proxy Statement. The Trust’s Board of Trustees consists of four trustees, three of whom are Independent Trustees.
Pursuant to the governing documents of Hotchkis and Wiley Funds, the Trustees shall appoint officers, including a president, treasurer, secretary and such other officers as the Board of Trustees of Hotchkis and Wiley Funds may from time to time appoint. The Trustees also retain the power to conduct, operate and carry on the business of Hotchkis and Wiley Funds. The Board of Trustees of the Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the Board of Trustees of the Trust. The Trustees and officers of Hotchkis and Wiley Funds, when acting in such capacities, shall not be subject to any personal liability except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust offers the same limitation of liability to its trustees, officers, employees and agents.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequence of the Reorganization by either participating Fund (except to the extent that any assets transferred in the reorganization consist of contracts described in Section 1256 of the Code or stock in a passive foreign investment company as defined in Section 1297(a) of the Code), nor will a gain or loss be recognized by the shareholders of the Target Fund as a result of the Acquiring Fund’s distribution of its shares to Target Fund shareholders solely in exchange for their shares. In addition, a shareholder’s tax basis for shares held in the Target Fund will carry over to the shares of the Acquiring Fund received in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the Acquiring Fund shares received in the Reorganization. As a condition to the consummation of the Reorganization, the Target Fund and the Acquiring Fund will have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Trust and Hotchkis and Wiley Funds and certifications received from the Trust and Hotchkis and Wiley Funds on behalf of the Target Fund and the Acquiring Fund, respectively. Counsel rendering the opinion will not independently investigate or verify the validity of such representation and warranties, and its opinion may be jeopardized if any of these representations or warranties are incorrect in any material respect.
The forgoing relates only to the federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.

CAPITALIZATION

The following tables set forth as of the twelve months ended […]: (i) the capitalization of the Target Fund, and (ii) the pro forma combined capitalization of the Acquiring Fund assuming the Reorganization had been completed as of such date. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date, potentially materially different, as a result of daily share purchase and redemption activity in the Target Fund and changes in net asset value per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	$[…]	$[…]	[…]
Adjustment	$[…]	$[…]	0
Pro Forma Acquiring Fund	$[…]	$[…]	[…]

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares
Only shareholders of record at the close of business on September 1, 2023, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponements thereof. On the Record Date, the Target Fund had shares outstanding as disclosed below:

Target Fund	Total Shares
HW Opportunities MP Fund	3,364,143.79

Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of the Target Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Target Fund. The Trust is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Advisor. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Distributor, or any of their respective affiliates. As of the Record Date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Target Fund:

Name and Address	Number of Shares	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	3,319,302.00	98.67%	Record

As of the Record Date, the Acquiring Fund had not commenced operations and did not have any shareholders.

VOTING INFORMATION

Who is Eligible To Vote

Shareholders of record of the Target Fund as of the close of business on the Record Date, are entitled to vote on the Proposal at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.
Quorum
In order for a vote on the Proposal to occur at the Special Meeting, there must exist a quorum of shareholders of the Target Fund. With respect to the Target Fund, the presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the Target Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present.
In the event the necessary quorum to transact business is not obtained at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the vote of a majority of the Target Fund’s shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote for or against any adjournment in their discretion. Abstentions will not be counted for or against such proposal to adjourn. In addition, the Special Meeting, whether or not a quorum is present, may be adjourned by the chairman of the Special Meeting to another time or place. Any adjourned session of the Special Meeting may be held within a reasonable time without further notice, provided that further notice shall be given if a new record date is fixed or the adjourned session is more than ninety (90) days from the date of the Special Meeting (in which case the Board shall set a new record date).
Vote Required to Pass the Proposal
As provided under the 1940 Act, approval of the Proposal will require the vote of a majority of the outstanding voting securities of the Target Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Target Fund means the lesser of (a) 67% or more of the voting securities of the Target Fund present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Target Fund are present in person or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Target Fund. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal.
Broker Non-Votes
Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal. However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the Proposal. Because the Proposal is considered non-routine and is the only proposal expected to be voted on at the Special Meeting, the Trust does not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Trust expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposal.
Proxies and Voting at the Special Meeting
Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder of the Target Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Trust’s Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Target Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Special Meeting and vote in person, please call 1-800-690-6903.
All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

The Advisor has engaged Broadridge to assist in the solicitation of proxies. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be approximately $[…]. The cost of solicitation will be borne by the Advisor or its affiliates. In addition to the solicitation by mail, officers and employees of the Advisor and its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile. Broadridge has also been retained as proxy tabulator.

The Fund will not bear any expenses in connection with the Proposal, including any costs of soliciting shareholder approval.

Shareholder Proposals for Future Meetings

The Target Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a future shareholder meeting with respect to the Target Fund should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion in the Target Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call Broadridge at 1-800-690-6903. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 888-458-1963 or write to U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, Wisconsin 53202-5207.

Other Matters to Come Before the Special Meeting

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Target Fund and its shareholders.

Dated: September […], 2023

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by telephone or Internet in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

Exhibit A
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [] day of [], 2023 by and between Hotchkis and Wiley Funds, a Delaware statutory trust (the “Successor Trust”), on behalf of itself and HW Opportunities MP Fund, a series of the Successor Trust (the “Successor Fund”), Series Portfolio Trust, a Delaware statutory trust (the “Predecessor Trust”), on behalf of itself and HW Opportunities MP Fund, a series of the Predecessor Trust (the “Predecessor Fund” and together with the Successor Fund, each, a “Fund” and together, the “Funds”), and Hotchkis & Wiley Capital Management, LLC (for purposes of Section 9.1 of the Agreement only), the investment adviser to each Fund (the “Adviser”). References herein to a “party” or the “parties” to this Agreement mean the Successor Trust and/or the Predecessor Trust. The Successor Trust has its principal place of business at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017. The Predecessor Trust has its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of: (i) the transfer and delivery of all the assets of the Predecessor Fund to the Successor Fund in exchange solely for shares of beneficial interest, par value $0.001 per share, of the Successor Fund (“Successor Fund Shares”) and the assumption by the Successor Fund of all the liabilities of the Predecessor Fund; and (ii) the pro rata distribution of the Successor Fund Shares to the shareholders of the Predecessor Fund, in complete liquidation and termination of the Predecessor Fund as provided herein, all upon the terms and conditions set forth in this Agreement.
WHEREAS, the Funds are each a separate series of their respective Trusts, and are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, the Successor Fund has been organized in order to continue the business and operations of the Predecessor Fund;
WHEREAS, the Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have no assets and will have carried on no business activities prior to the consummation of the transactions described herein except as necessary to facilitate the organization of the Successor Fund as a new series of the Successor Trust or to consummate the transactions described herein;
WHEREAS, the Successor Fund is authorized to issue the Successor Fund Shares; and
WHEREAS, the Board of Trustees of the Successor Trust (the “Successor Fund Board”) and the Board of Trustees of the Predecessor Trust (the “Predecessor Fund Board”), including a majority of the board members of each of the Predecessor Fund Board and Successor Fund Board who are not “interested persons” as defined by the 1940 Act, have made the determinations required by Rule 17a-8(a)(2) under the 1940 Act with respect to the Successor Fund and Predecessor Fund, respectively.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE PREDECESSOR FUND IN EXCHANGE FOR SUCCESSOR
FUND SHARES AND THE ASSUMPTION OF THE PREDECESSOR FUND’S LIABILITIES
AND TERMINATION AND LIQUIDATION OF THE PREDECESSOR FUND
1.1THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Predecessor Fund agrees to assign, transfer and convey all of its assets, as set forth in Section 1.2, to the Successor Fund. In consideration therefor, the Successor Fund agrees: (i) to deliver to the Predecessor Fund the number of full and fractional Successor Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Predecessor Fund, as set forth in Section 1.3. All Successor Fund Shares delivered to the Predecessor Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).
1.2ASSETS TO BE TRANSFERRED. The Predecessor Fund shall assign, transfer and convey all of its assets to the Successor Fund, including, without limitation, all rights, cash, securities, commodities, interests in futures, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, all books and records belonging to the Predecessor Fund, and all other assets and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund as of the Closing, and all interests, rights, privileges and powers.
Other than as discussed herein and other than in the Predecessor Fund’s ordinary course of business of being an investment company registered under the 1940 Act, the Predecessor Fund has no plan or intent to sell or otherwise dispose of any of its assets prior to the Closing.
1.3LIABILITIES TO BE ASSUMED. At the Closing, the Successor Fund will assume all of the Predecessor Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, except that any expenses of the Reorganization contemplated to be paid by the Predecessor Fund shall, pursuant to Article IX, not be assumed or paid by the Successor Fund. All rights to indemnification and all limitations of liability existing in favor of the Predecessor Trust’s current and former directors and officers, acting in their capacities as such, under the organizational documents of the Predecessor Trust as in effect as of the date of this Agreement or under any other agreement of the Predecessor Trust or Predecessor Fund shall survive the Reorganization and continue in full force and effect, without any amendment thereto except as agreed upon by the parties.
1.4LIQUIDATING DISTRIBUTION. Immediately after the Closing, the Predecessor Fund will distribute in complete liquidation of the Predecessor Fund the Successor Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Predecessor Fund Shareholder” and collectively, the “Predecessor Fund Shareholders”), on a pro rata basis. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund Shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be cancelled on the books of the Predecessor Fund and retired. The Successor Fund shall not issue certificates representing Successor Fund Shares in connection with such transfers.
1.5OWNERSHIP OF SHARES. Ownership of Successor Fund Shares will be shown on the books of the Successor Fund’s transfer agent. Successor Fund Shares will be issued to the Predecessor Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Predecessor Fund Shareholders.
1.6TRANSFER TAXES. Any transfer taxes payable upon the issuance of Successor Fund Shares due a Predecessor Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Predecessor Fund shares on the books of the Predecessor Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.
1.7LIQUIDATION AND TERMINATION. The Predecessor Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Predecessor Trust’s governing documents, Delaware state law, and the federal securities laws promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date (as defined in Section 3.1).
1.8REPORTING. Any reporting responsibility of the Predecessor Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the

Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Predecessor Fund.
1.9BOOKS AND RECORDS. All books and records of the Predecessor Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Successor Fund from and after the Closing Date and shall be turned over to the Successor Fund as soon as practicable following the Closing. All books and records held by the Predecessor Trust associated with the Predecessor Fund shall be available to the Successor Trust from and after the Closing Date and shall be turned over to the Successor Trust as soon as practicable following the Closing.
1.10INITIAL SHARE. Prior to the Closing, the Successor Fund will issue one share of beneficial interest of the Successor Fund (the “Initial Share”) to the Adviser or one of its affiliates (the “Sole Shareholder”) in exchange for [$10.00] for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Successor Fund. Prior to the Closing, the Initial Share will be redeemed and cancelled by the Successor Fund in exchange for [$10.00].
1.11ACCOUNTING AND PERFORMANCE SURVIVOR. The Predecessor Fund shall be the accounting and performance survivor in the Reorganization, with the result that the Successor Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Predecessor Fund.
ARTICLE II
VALUATION
2.1VALUATION OF PREDECESSOR FUND ASSETS. The value of the Predecessor Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures adopted by the Predecessor Fund Board (in effect as of the Closing) or such other valuation procedures as shall be mutually agreed upon by the parties.
2.2VALUATION OF SUCCESSOR FUND SHARES. The net asset value per share of Successor Fund Shares shall be the net asset value per share of the Predecessor Fund computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.
2.3SHARES TO BE ISSUED. The number of Successor Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined by dividing the value of the assets (net of liabilities) of the Predecessor Fund determined in accordance with Section 2.1 by the net asset value of a Successor Fund Share determined in accordance with Section 2.2. Shareholders of record of the Predecessor Fund at the Closing will be credited with full and fractional shares of the Successor Fund.
2.4EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Successor Fund or the Predecessor Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Predecessor Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored; provided that if trading is not fully resumed and reporting restored within 10 business days of the Valuation Time, this Agreement may be terminated by either the Predecessor Fund or the Successor Fund upon giving written notice to the other party.

ARTICLE III
CLOSING AND CLOSING DATE
3.1CLOSING. The Closing shall occur on [], 2023 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.
3.2CUSTODIAN’S CERTIFICATE. The Predecessor Fund shall cause its custodian to deliver to the Successor Fund at the Closing a certificate of an authorized officer stating that: (a) the Predecessor Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Successor Fund’s custodian on behalf of the Successor Fund as of the Closing; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Predecessor Fund. The Predecessor Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and futures commission merchants and the custodian. The cash to be transferred by the Predecessor Fund shall be transferred and delivered by the Predecessor Fund as of the Closing for the account of the Successor Fund.
3.3TRANSFER AGENT’S CERTIFICATE. The Predecessor Fund shall cause its transfer agent to deliver to the Successor Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Predecessor Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Closing. The Successor Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Predecessor Fund a confirmation evidencing the Successor Fund Shares to be credited at the Closing to the Secretary or other officer of the Predecessor Trust or provide evidence satisfactory to the Predecessor Fund that such Successor Fund Shares have been credited to the Predecessor Fund’s account on the books of the Successor Fund.
3.4DELIVERY OF ADDITIONAL ITEMS.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.
3.5FAILURE TO DELIVER ASSETS. If the Predecessor Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Successor Fund of any of the assets of the Predecessor Fund for the reason that any of such assets have not yet been delivered to it by the Predecessor Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Predecessor Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Successor Fund or its custodian, including brokers’ confirmation slips.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1REPRESENTATIONS OF THE PREDECESSOR TRUST, ON ITS BEHALF AND ON BEHALF OF THE PREDECESSOR FUND. The Predecessor Trust, on its behalf and on behalf of the Predecessor Fund, represents and warrants as follows:
(a)The Predecessor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement. The Predecessor Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Predecessor Fund. The Predecessor Trust, on behalf of the Predecessor Fund, has all material federal, state and local authorizations necessary to own all its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Predecessor Fund.
(b)The Predecessor Fund is a separate series of the Predecessor Trust duly established and designated in accordance with the applicable provisions of the Predecessor Trust’s Amended and Restated Agreement and Declaration of Trust (the “Predecessor Declaration of Trust”) and the 1940 Act.
(c)The Predecessor Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Predecessor Fund’s shares under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations, to the knowledge of the Predecessor Trust, is pending or threatened. The Predecessor Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Predecessor Fund.
(d)The Predecessor Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Predecessor Declaration of Trust or Amended and Restated By-Laws of the Predecessor Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Predecessor Fund is a party or by which it is bound.
(e)Except as otherwise disclosed in writing to and accepted by the Successor Fund, the Predecessor Fund has no material contracts or other commitments that will be terminated with liability to the Predecessor Fund before the Closing.
(f)No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Predecessor Fund or any of its properties or assets or any person whom the Predecessor Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, which, if adversely determined, would materially and adversely affect the Predecessor Fund’s financial condition, the conduct of its business, or the ability of the Predecessor Fund to carry out the transactions contemplated by this Agreement. The Predecessor Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
(g)The financial statements of the Predecessor Fund as of June 30, 2023, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Successor Fund) fairly reflect the financial condition of the Predecessor Fund as of June 30, 2023, and there are no known liabilities, contingent or otherwise, of the Predecessor Fund as of such date that are not disclosed in such statements.
(h)Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Predecessor Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities or indebtedness of the Predecessor Fund arising after such date, except as have been disclosed in writing to the Successor Fund. For the purposes of this subsection (h), a decline in the net asset value of the Predecessor Fund shall not constitute a material adverse change.
(i)All federal, state, local and other tax returns and reports of the Predecessor Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Predecessor Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Predecessor Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Predecessor Fund, and no assessment for taxes, interest, additions to tax or penalties has been or will be asserted against the Predecessor Fund.

(j)All issued and outstanding shares of the Predecessor Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Predecessor Fund. All the issued and outstanding shares of the Predecessor Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Predecessor Fund’s transfer agent as provided in Section 3.3. The Predecessor Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Predecessor Fund, and has no outstanding securities convertible into shares of the Predecessor Fund.
(k)At the Closing, the Predecessor Fund will have good and marketable title to the Predecessor Fund’s assets to be transferred to the Successor Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Successor Fund has received written notice of prior to the Closing and not objected to, and the Successor Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.
(l)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Predecessor Fund including the determinations of the Predecessor Fund Board required by Rule 17a-8(a)(2) of the 1940 Act, and no consent, approval, authorization or order of any court or governmental authority is required to effect the transactions contemplated by this Agreement, except as may be required under the 1933 Act, the 1934 Act (as defined below), the 1940 Act and state securities or “Blue Sky” laws (including the laws of the District of Columbia and of Puerto Rico). This Agreement constitutes a valid and binding obligation of the Predecessor Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(m)The information to be furnished by the Predecessor Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
(n)The written information furnished and to be furnished by the Predecessor Trust with respect to the Predecessor Fund for use in the Registration Statement (as defined in Section 5.7), Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(o)For each taxable year of its operations, the Predecessor Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code; and (iii) has been, and will be as of the Closing, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Predecessor Fund will qualify as a RIC as of the Closing and will have satisfied, as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Predecessor Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Predecessor Fund to fail to qualify as a RIC under the Code. The Predecessor Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it and has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or Section 4982 of the Code. The Predecessor Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on, and redemptions of, its shares and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties that could be imposed thereunder.

(p)The Predecessor Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Predecessor Fund’s prospectus, except as has been disclosed in writing to the Successor Fund.
(q)The Predecessor Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Predecessor Fund.
(r)The Predecessor Trust and the Predecessor Fund have adopted written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.
4.2REPRESENTATIONS OF THE SUCCESSOR TRUST, ON ITS BEHALF AND ON BEHALF OF THE SUCCESSOR FUND. The Successor Trust, on its behalf and on behalf of the Successor Fund, represents and warrants as follows:
(a)The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement. The Successor Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Successor Trust. The Successor Trust, on behalf of the Successor Fund, has all material federal, state and local authorizations necessary to own all of the properties and assets of the Predecessor Fund, except authorizations which the failure to so obtain would not have a material adverse effect on the Successor Trust.
(b)The Successor Fund is a separate series of the Successor Trust duly established and designated in accordance with the applicable provisions of the Successor Trust’s Agreement and Declaration of Trust, as amended (the “Successor Declaration of Trust”), and the 1940 Act.
(c)The Successor Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Successor Fund Shares under the 1933 Act, are in full force and effect or will be in full force and effect as of the Closing (or if the Closing does not take place during business hours, the business day immediately following the Closing), and to the knowledge of the Successor Trust, no action or proceeding to revoke or suspend such registrations is pending or threatened. The Successor Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Successor Fund.
(d)The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Successor Declaration of Trust or By-Laws, as amended, of the Successor Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Successor Fund is a party or by which it is bound.
(e)All Successor Fund Shares to be issued in exchange for the net assets of the Predecessor Fund pursuant to this Agreement will be, when so issued, duly and validly issued and outstanding, fully paid and non-assessable. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any shares of the Successor Fund.
(f)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Fund, including the determination of the Successor Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Successor Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(g)The Successor Fund was newly formed for the sole purpose of consummating the Reorganization and continuing the business and operations of the Predecessor Fund. As of immediately prior to the Closing, the Successor Fund has not held any assets other than the consideration received for the Initial Share or engaged in any activity or business, other than such activity as necessary for the organization of a new series of an investment company prior to its commencement of operations or to consummate the transactions described herein.
(h)The written information furnished and to be furnished by the Successor Trust with respect to the Successor Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(i)The Successor Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to section 851(g) of the Code for the taxable year that includes the Closing Date. The Successor Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Successor Fund to fail to qualify as a RIC for its taxable year that includes the Closing Date. The Successor Fund has no earnings and profits accumulated in any taxable year or any other tax attributes for federal income tax purposes.
(j)Prior to the Closing, there will be no issued or outstanding shares issued by the Successor Fund, other than the Initial Share. The Initial Share will be redeemed and canceled prior to the Closing pursuant to Section 1.10.
(k)No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Successor Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Successor Fund’s financial condition, the conduct of its business, or the ability of the Successor Fund to carry out the transactions contemplated by this Agreement. The Successor Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
(l)The Successor Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Successor Fund.
(m)The Successor Trust and the Successor Fund have adopted written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.
(n)The Successor Fund does not have any unamortized or unpaid organizational fees or expenses.
(o)There is no plan or intention for the Successor Fund to be dissolved, liquidated, merged, or otherwise reorganized following the Reorganization.
ARTICLE V
COVENANTS OF THE FUNDS
5.1OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, the Predecessor Fund will operate its business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.
5.2APPROVAL OF SHAREHOLDERS. The Predecessor Fund Board will call a special meeting of the Predecessor Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein (the “Predecessor Fund Meeting”).
5.3INVESTMENT REPRESENTATION. The Predecessor Fund covenants that the Successor Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4ADDITIONAL INFORMATION. The Predecessor Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund’s shares.
5.5FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing. The Successor Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue the Predecessor Fund’s operations after the Closing. The Successor Fund shall not issue any shares, other than the Initial Share, or other securities, or conduct any business or activity prior to the Closing except for such activity as is necessary for its organization and to consummate the transactions contemplated by this Agreement.
5.6STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Predecessor Trust, on behalf of the Predecessor Fund, shall furnish the Successor Fund, in such form as is reasonably satisfactory to the Successor Fund and which shall be certified by the Predecessor Trust’s Treasurer or President, a statement of the earnings and profits of the Predecessor Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Successor Fund pursuant to Section 381 of the Code.
5.7PREPARATION OF PROXY MATERIALS AND REGISTRATION STATEMENT. The Predecessor Trust, on behalf of the Predecessor Fund, will prepare and file, or will cause to be prepared and filed, with the Commission a proxy statement in compliance with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations thereunder in connection with the Predecessor Fund Meeting. The Successor Trust will prepare and file, or will cause to be prepared and filed, with the Commission a registration statement with respect to the shares of the Successor Fund in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder (the “Registration Statement”). Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”) and the Registration Statement.
5.8TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Predecessor Fund, the Predecessor Trust, the Successor Fund or the Successor Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Predecessor Fund, the Predecessor Trust, the Successor Fund and the Successor Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR FUND
The obligations of the Predecessor Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:
6.1The Successor Fund shall have delivered to the Predecessor Fund on the Closing Date a certificate executed in its name by the Successor Trust’s President or any Vice President, in a form reasonably satisfactory to the Predecessor Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Successor Trust, on behalf of the Successor Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Predecessor Fund shall reasonably request.
6.2The Successor Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Successor Fund prior to or at the Closing.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND
The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:
7.1The Predecessor Fund shall have delivered to the Successor Fund on the Closing Date a certificate executed in its name by the Predecessor Trust’s President or any Vice President, in a form reasonably satisfactory to the Successor Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Predecessor Trust, on behalf of the Predecessor Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Successor Fund shall reasonably request.
7.2The Predecessor Fund shall have delivered to the Successor Fund a statement of the Predecessor Fund’s assets and liabilities, together with a list of the Predecessor Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer or President of the Predecessor Trust.
7.3If and to the extent the Predecessor Fund Board deems it advisable for federal income tax purposes, the Predecessor Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Predecessor Fund’s investment company taxable income for all periods up to and through the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all periods up to and through the Closing Date and all of its net capital gains realized in all periods up to and through the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Predecessor Fund paid tax under Section 852(b)(3)(A) of the Code).
7.4The Predecessor Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Predecessor Fund prior to or at the Closing.
7.5The Predecessor Fund shall have delivered to the Successor Fund such records, agreements, certificates, instruments and such other documents as the Successor Fund shall reasonably request.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT
The obligations of the Predecessor Fund and the Successor Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:
8.1This Agreement and the transactions contemplated herein, with respect to the Predecessor Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Predecessor Fund in accordance with applicable law and the provisions of the Predecessor Declaration of Trust and Amended and Restated By-Laws of the Predecessor Trust. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Predecessor Fund may waive the conditions set forth in this Section 8.1.
8.2As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.
8.4The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5The Predecessor Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:
(a)The Successor Trust is validly existing and in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. §3801 et seq.
(b)The execution and delivery of the Agreement by the Successor Trust, on behalf of the Successor Fund, did not, and the issuance of Successor Fund Shares pursuant to the Agreement will not, violate the Successor Declaration of Trust or By-Laws, as amended, of the Successor Trust.
(c)The Successor Trust is registered with the Commission as an open-end management investment company under the 1940 Act, the Registration Statement is effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement is in effect.
(d)To the knowledge of such counsel, and without any independent investigation, no consent, approval, authorization, or order of any court or governmental authority of the United States of America or the State of Delaware is required for the performance by the Successor Fund of its obligations under the Agreement, except (i) for those the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Successor Fund or an adverse effect on the performance by the Successor Fund of its obligations under the Agreement, and (ii) as have been obtained.
(e)Assuming that the Successor Fund Shares will be issued in accordance with the terms of this Agreement, the Successor Fund Shares to be issued and delivered to the Predecessor Fund on behalf of its shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable.
8.6The Successor Fund shall have received on the Closing Date an opinion from Goodwin Procter LLP substantially to the effect that:
(a)The Predecessor Trust is validly existing and in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. §3801 et seq.
(b)The execution and delivery of the Agreement by the Predecessor Trust, on behalf of the Predecessor Fund, did not, and the exchange of the Predecessor Fund’s assets for Successor Fund Shares pursuant to the Agreement will not, violate the Predecessor Declaration of Trust or Amended and Restated By-Laws of the Predecessor Trust.
(c)The Predecessor Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)To the knowledge of such counsel, and without any independent investigation, no consent, approval, authorization, or order of any court or governmental authority of the United States of America or the State of Delaware is required for the performance by the Predecessor Fund of its obligations under the Agreement, except (i) for those the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Predecessor Fund or an adverse effect on the performance by the Predecessor Fund of its obligations under the Agreement, and (ii) as have been obtained.
8.7The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Successor Fund and the Predecessor Fund substantially to the effect that for federal income tax purposes:
(a)The transfer of all the Predecessor Fund’s assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, immediately followed by the pro rata distribution to the Predecessor Fund Shareholders of all the Successor Fund Shares received by the Predecessor Fund in complete liquidation of the Predecessor Fund and the termination of the Predecessor Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Successor Fund and the Predecessor Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(b)No gain or loss will be recognized by the Successor Fund upon the receipt of all the assets of the Predecessor Fund solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Predecessor Fund.
(c)No gain or loss will be recognized by the Predecessor Fund upon the transfer of all the Predecessor Fund’s assets to the Successor Fund solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Predecessor Fund or upon the distribution (whether actual or constructive) of the Successor Fund Shares so received to the Predecessor Fund Shareholders solely in exchange for such shareholders’ shares of the Predecessor Fund in complete liquidation of the Predecessor Fund.
(d)No gain or loss will be recognized by the Predecessor Fund Shareholders upon the exchange of their Predecessor Fund shares solely for Successor Fund Shares in the Reorganization.
(e)The aggregate basis of the Successor Fund Shares received by each Predecessor Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Predecessor Fund shares exchanged therefor by such shareholder. The holding period of the Successor Fund Shares received by each Predecessor Fund Shareholder in the Reorganization will include the period during which the Predecessor Fund shares exchanged therefor were held by such shareholder, provided such Predecessor Fund shares are held as capital assets at the Effective Time.
(f)The basis of the Predecessor Fund’s assets transferred to the Successor Fund will be the same as the basis of such assets in the hands of the Predecessor Fund immediately before the Effective Time. The holding period of the assets of the Predecessor Fund received by the Successor Fund will include the period during which such assets were held by the Predecessor Fund.
No opinion will be expressed as to (1) the effect of the Reorganization on the Predecessor Fund, the Successor Fund or any Predecessor Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Reorganization under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of the Predecessor Fund that is a corporation, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
Such opinion shall be based on certain factual representations, reasonable assumptions and limitations and such other representations as Vedder Price P.C. may request of the Funds, and the Predecessor Trust, the Predecessor Fund, the Successor Trust and the Successor Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Predecessor Fund may waive the conditions set forth in this Section 8.7.
8.8No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Predecessor Fund may waive the conditions set forth in this Section 8.8.
ARTICLE IX
EXPENSES
9.1The Adviser or an affiliate will pay the expenses incurred in connection with the Reorganization (“Reorganization Expenses”) regardless of whether the Reorganization is ultimately consummated or not. Reorganization Expenses include: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials and any subsequent amendments and correspondence related to Commission comment; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; (g) other related administrative or operational costs; (h) retaining a proxy tabulator, including any costs associated with obtaining beneficial ownership information; (i) retaining a proxy solicitation firm if and only if the Adviser determines in its reasonable discretion that hiring a firm is necessary; (j) any special billings imposed by the Predecessor Fund’s auditors in connection with the Registration Statement and Proxy Materials; and (k) any other solicitation activities conducted by the Adviser designed to obtain the approval of this Agreement by the Predecessor Fund shareholders.
9.2Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.
9.3Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Predecessor Fund or the Successor Fund, as the case may be, as a RIC under the Code.
ARTICLE X
ENTIRE AGREEMENT
10.1The parties and the Funds agree that no party or Fund has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties regarding the Reorganization.
10.2The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
11.1This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Predecessor Trust’s President or any Vice President and the Successor Trust’s President or any Vice President without further action by the Predecessor Fund Board or the Successor Fund Board, respectively. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:
(a)a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or
(c)a determination by the Predecessor Fund Board or the Successor Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Predecessor Fund or Successor Fund, respectively.
11.2In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Predecessor Trust or the Successor Trust, including, without limitation, consequential damages.
ARTICLE XII
AMENDMENTS
12.1This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Predecessor Trust and the officers of the Successor Trust as specifically authorized by the Predecessor Fund Board and the Successor Fund Board, respectively; provided, however, that following the Predecessor Fund Meeting no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to the Predecessor Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATIONS OF LIABILITY
13.1The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively
13.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
13.3This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter will govern.
13.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
13.5(a)    It is expressly agreed that the obligations of the Successor Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Successor Trust personally, but shall bind only the property of the Successor Fund, as provided in the Successor Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Successor Trust, on behalf of the Successor Fund and signed by authorized officers of the Successor Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Successor Fund as provided in the Successor Declaration of Trust.
(b)It is expressly agreed that the obligations of the Predecessor Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the property of the Predecessor Fund, as provided in the Predecessor Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Predecessor Trust, on behalf of the Predecessor Fund and signed by authorized officers of the Predecessor Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Predecessor Fund as provided in the Predecessor Declaration of Trust.
13.6(a)    The Successor Trust is a Delaware statutory trust organized in series of which the Successor Fund constitutes one such series, and the Successor Trust is executing this Agreement with respect to the Successor Fund only. Pursuant to the Successor Declaration of Trust and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Successor Fund are enforceable against the assets of the Successor Fund only, and not against the assets of the Successor Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Successor Trust generally or any other series thereof are enforceable against the assets of the Successor Fund.
(b)The Predecessor Trust is a Delaware statutory trust organized in series of which the Predecessor Fund constitutes one such series, and the Predecessor Trust is executing this Agreement with respect to the Predecessor Fund only. Pursuant to the Predecessor Declaration of Trust and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Predecessor Fund are enforceable against the assets of the Predecessor Fund only, and not against the assets of the Predecessor Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Predecessor Trust generally or any other series thereof are enforceable against the assets of the Predecessor Fund.
ARTICLE XIV
NOTICES
14.1Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given when delivered by hand (including by FedEx or similar express courier), transmitted by facsimile or electronic mail, or three days after being mailed by prepaid registered or certified mail, return receipt requested, in each case addressed to the applicable party as follows:
(a)to the Successor Trust or Successor Fund as set forth below, as may be revised by notice given to the other party:
Hotchkis and Wiley Funds
Attn: Anna Marie Lopez, President
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017
anna.marie.lopez@hwcm.com;
(b)to the Predecessor Trust or Predecessor Fund as set forth below, as may be revised by notice given to the other party:
Series Portfolio Trust
Attn: Ryan Roell, President
615 East Michigan Street
Milwaukee, Wisconsin 53202
ryan.roell@usbank.com.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

HOTCHKIS AND WILEY FUNDS, on behalf of itself and HW OPPORTUNITIES MP FUND By: Name: Anna Marie Lopez Title: President
ACKNOWLEDGED: By: Name: Jay Menvielle
SERIES PORTFOLIO TRUST, on behalf of itself and HW OPPORTUNITIES MP FUND By: Name: Ryan Roell Title: President
ACKNOWLEDGED: By: Name:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only: Hotchkis & Wiley Capital Management, LLC By: Name: Scott McBride Title: Chief Executive Officer
ACKNOWLEDGED: By: Name: Anna Marie Lopez

Exhibit B

MANAGEMENT OF THE ACQUIRING FUND

Board of Trustees of Hotchkis and Wiley Funds
The Board of Trustees of Hotchkis and Wiley Funds is responsible for the overall management of Hotchkis and Wiley Funds, including general supervision and review of the investment activities of the Acquiring Fund. Certain biographical and other information relating to the Trustees of Hotchkis and Wiley Funds is set forth below, including their years of birth, their principal occupations for at least the last five years, their terms of office and the length of time served as a Trustee, the total number of portfolios overseen by the Trustee that are advised by the Adviser and public directorships and fund directorships held by the Trustee during the past five years.
Independent Trustees

Name and Year of Birth	Position Held with Hotchkis and Wiley Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Randall H. Breitenbach (born 1960)	Trustee Chairman	Since 2001 Since 2018	Founder, Chief Executive Officer and Chairman of Bridge Energy LLC (2017 -- present); Chairman Emeritus of Stanford University PIC Endowment (1999 — present); Formerly, Founder, Chief Executive Officer and Chairman of Pacific Coast Energy Company, LP (1988 -- 2019); Founder, Chief Executive Officer and Chairman of BreitBurn Energy Company (1988 -- 2012).	Eleven	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee(a)	Since 2007	President of Chilean Association of Pension Fund Administrators (2021 -- present); Member of Queens Care’s Investment Committee (2017 – present); Formerly, California State University – Long Beach: Professor of Economics (1994 – 2015).	Eleven	None
Marcy Elkind, Ph.D. (born 1947)	Trustee Vice Chair	Since 2005 Since 2018	President, Elkind Economics, Inc. (1980 – present).	Eleven	None

Name and Year of Birth	Position Held with Hotchkis and Wiley Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Retired. Formerly, Chief Financial Officer of National Retirement Partners, Inc. (2005 – 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 – 2001).	Eleven	Independent Trustee, Brandes Investment Trust (8 portfolios).
H. Thomas Hicks (born 1950)	Trustee(c)	Since 2017	Retired. Formerly, Chief Financial Officer, URS Corporation (2005 – 2015).	Eleven	Aptim Corp.

*Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.
(a)Chair of the Nominating and Governance Committee.
(b)Chair of the Audit Committee.
(c)Vice Chair of the Audit Committee.

Interested Trustee

Name and Year of Birth	Position Held with Hotchkis and Wiley Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Executive Chairman (2021 -- present) and Portfolio Manager (2001 -- present) of the Advisor. Formerly Chief Executive Officer of the Advisor (2001 – 2021).	Eleven	None
*Mr. Davis is considered an “interested person,” as defined in the 1940 Act, of Hotchkis and Wiley Funds based on his positions with the Advisor.
*As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Hotchkis and Wiley Funds Agreement and Declaration of Trust.

Additional Information Concerning the Board of Trustees of Hotchkis and Wiley Funds
Certain biographical and other information relating to the officers of Hotchkis and Wiley Funds is set forth below, including their years of birth, their principal occupations for at least the last five years and the length of time served as an officer of Hotchkis and Wiley Funds.

Name and Year of Birth	Position Held with Hotchkis and Wiley Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 – present).

Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 – present).

James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 – present).

Stacey Gillespie (born 1974)	Chief Compliance Officer	Since 2021	Director and Chief Compliance Officer of ACA Group (2015 – present).

*Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Hotchkis and Wiley Funds.

Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, California 90017 - 5704	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		V23212-S73689	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals:				For	Against	Abstain

1.To approve the proposed Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all of the assets of the HW Opportunities MP Fund (the “Target Fund”), a series of the Trust, by HW Opportunities MP Fund (the “Acquiring Fund”), a newly organized series of Hotchkis and Wiley Funds, a Delaware statutory trust, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Fund (together (a) and (b) are referred to“Reorganization”).
				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on November 3, 2023:
The Notice of Meeting, Proxy Statement and Proxy Card are available at www.proxyvote.com

D95879-TBD
HW OPPORTUNITIES MP FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Notice is hereby given that Series Portfolios Trust (the “Trust”) will hold a Special Meeting of Shareholders (the “Special Meeting”) of the HW Opportunities MP Fund (the “Target Fund”) on November 3, 2023, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202 at 10:00 a.m. Central Time.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE